SIX CIRCLES FUNDS

Six Circles Tax Aware Bond Fund

Supplement dated May 19, 2023

to the Summary Prospectus dated May 1, 2023

Effective immediately, the Six Circles Tax Aware Bond Fund (the “Fund”) will operate as a diversified fund and all references to the Fund being a “non-diversified” fund in the Fund’s summary prospectus are deleted, including by deleting:

•	The first two sentences of the ninth paragraph under the “Risk/Return Summary – What are the Fund’s main investment strategies?” section of the Prospectus; and

•	The “Non-Diversified Fund Risk” under “The Fund’s Main Investment Risks” section of the Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

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SUPP-6C-2023-28